UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2013

NAUGATUCK VALLEY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-167482	01-0969655
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Church Street, Naugatuck, Connecticut	06770
(Address of principal executive offices)	(Zip Code)

(203) 720-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)           On April 8, 2013, Naugatuck Valley Financial Corporation (the “Company”) dismissed Whittlesey & Hadley, P.C. as its independent certifying accountant. The Audit Committee of the Company’s Board of Directors approved the dismissal.

The reports of Whittlesey & Hadley, P.C. on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2011 and December 31, 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with its audit for the fiscal years ended December 31, 2011 and 2012 and in the interim period from January 1, 2013 through the date of dismissal, there were no disagreements with Whittlesey & Hadley, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Whittlesey & Hadley, P.C., would have caused Whittlesey & Hadley, P.C. to make reference to such disagreements in its report on the consolidated financial statement for such years.

Whittlesey & Hadley, P.C. has provided the Company with a copy of its letter, addressed to the Securities and Exchange Commission, stating that Whittlesey & Hadley, P.C. agrees with the disclosures made by the Company in response to Item 304(a) of SEC Regulation S-K. A copy of the letter is filed as Exhibit 16.0 and incorporated in this Item 4.01(a) by reference.

(b)           On April 8, 2013, the Company engaged McGladrey LLP its independent certifying accountant. The Audit Committee of the Company’s Board of Directors approved the engagement.

During the Company’s fiscal years ended December 31, 2011 and 2012 and the subsequent interim period preceding the engagement of McGladrey LLP, the Company did not consult McGladrey LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s consolidated financial statements (and McGladrey LLP did not provide any written report or oral advice that McGladrey LLP concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue); or (ii) any matter that was either the subject of a disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is filed herewith:

16.0	Letter of Concurrence from Whittlesey & Hadley, P.C. Regarding Change in Independent Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAUGATUCK VALLEY FINANCIAL CORPORATION

Date: April 12, 2013	By:	/s/ William C. Calderara
William C. Calderara
President and Chief Executive Officer